CONSENT RESOLUTIONS OF THE BOARD OF DIRECTORS
(BIO ESSENCE CORP.)

NOW COMES the Board of Directors for Bio Essence Corp., a California corporation (the "Company"), hereby consents pursuant to Article II, Section 13 of the Bylaws to the following action in lieu of a meeting:

WHEREAS, Yin Yan, the Chief Executive Officer and Chair of the Board of Directors has loaned $2,500,000 to the Company over a period of three (3) years to fund the operations of the Company (the "***Debt***");

WHEREAS, Yin Yan has offered to waive the Debt in exchange for an issuance of 5,000,000 shares of common stock, which represents $0.50 per share;

WHEREAS, the Board of Directors, with Yin Yan abstaining, believe that conversion of the Debt to equity in the Company is in the best interest of the Company;

NOW THEREFORE, the Board of Directors consent to the following actions:

RESOLVED, the Company shall issue to Yin Yann 5,000,000 shares of common stock (the "***New Issuance***") in exchange for the execution of the Release, attached here as **Exhibit A**.

RESOLVED, Yin Yan is authorized to execute the Release on behalf of the Company and is permitted to take any action necessary to facilitate the issuance of the New Issuance shares.

RESOLVED, for the limited purpose of this transaction, the Board of Directors finds that the share price of $0.50 is fair and reasonable.

RESOLVED, the Board of Directors hereby ratifies all prior acts of the Company, its officers, and its directors as being in the best interest of the Company.

[Signatures on Next Page]

SIGNATURE PAGE FOR CONSENT RESOLUTIONS OF THE BOARD OF DIRECTORS
(BIO ESSENCE CORP.)

Approved for entry in the books and records of the Corporation.

Dated: November 9, 2022

______________________ Date: 5/31/2023

By: Yin Yan
Its: Director

______________________ Date:

By: Yangyang Huang
Its: Director

______________________ Date:

By: Simon Shavanson
Its: Director

______________________ Date:

By: Siyavash Fooladian
Its: Director

______________________ Date:

By: Sharon Mair
Its: Director

SIGNATURE PAGE FOR CONSENT RESOLUTIONS OF THE BOARD OF DIRECTORS
(BIO ESSENCE CORP.)

Approved for entry in the books and records of the Corporation.

Dated: ________ __, 2022

______________________ Date:

By: Yin Yan
Its: Director

______________________ Date:

By: Yangyang Huang
Its: Director

______________________ Date:

By: Simon Shavanson
Its: Director

______________________ Date:

By: Siyavash Fooladian
Its: Director

Sharon Mair Date: 05/31/2023

By: Sharon Mair
Its: Director

SIGNATURE PAGE FOR CONSENT RESOLUTIONS OF THE BOARD OF DIRECTORS
(BIO ESSENCE CORP.)

Approved for entry in the books and records of the Corporation.

Dated: November 9, 2022

______________________ Date:

By: Yin Yan
Its: Director

______________________ Date:

By: Yangyang Huang
Its: Director

______________________ Date:

By: Simon Shavanson
Its: Director

______________________ Date: 05/31/2023

By: Siyavash Fooladian
Its: Director

______________________ Date:

By: Sharon Mair
Its: Director

SIGNATURE PAGE FOR CONSENT RESOLUTIONS OF THE BOARD OF DIRECTORS
(BIO ESSENCE CORP.)

Approved for entry in the books and records of the Corporation.

Dated: November 9, 2022

______________________ Date:

By: Yin Yan
Its: Director

______________________ Date: 05/31/2023

By: Yangyang Huang
Its: Director

______________________ Date:

By: Simon Shavanson
Its: Director

______________________ Date:

By: Siyavash Fooladian
Its: Director

______________________ Date:

By: Sharon Mair
Its: Director

SIGNATURE PAGE FOR CONSENT RESOLUTIONS OF THE BOARD OF DIRECTORS
(BIO ESSENCE CORP.)

Approved for entry in the books and records of the Corporation.

Dated: November 9, 2022

________________________ Date:

By: Yin Yan
Its: Director

________________________ Date:

By: Yangyang Huang
Its: Director

Simon Shavanson Date: 05/31/2023

By: Simon Shavanson
Its: Director

________________________ Date:

By: Siyavash Fooladian
Its: Director

________________________ Date:

By: Sharon Mair
Its: Director

Exhibit A

(Beginning on Following Page)

RELEASE

This RELEASE (this "***Agreement***") is made and entered into the day indicated on the signature page (the "***Effective Date***"), by and between Yin Yan, an individual ("***Yan***") on the one hand, and Bio Essence Corp., a California corporation ("***Bio Essence***"), on the other. Yan and Bio Essence are each a "***Party***" and collectively the "***Parties***" to this Agreement.

RECITALS

WHEREAS, Yan has provided loans to Bio Essence over the past three (3) years to fund the operations of Bio Essence ("***Loans***");

WHEREAS, Bio Essence received a total of $2,500,000 in proceeds from the various Loans issued by Yan (the "***Debt***");

WHEREAS, Yan has agreed to forego repayment of the Debt in exchange for conversion of the Debt into equity by way of an issuance of shares of common stock in Bio Essence;

NOW THEREFORE, in consideration of the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties, and intending to be legally bound, the Parties agree as follows:

TERMS AND CONDITIONS OF AGREEMENT

1. Incorporation by Reference and Issuance. The foregoing Recitals to this Agreement are expressly incorporated by reference as if the same are set forth more fully herein. In exchange for the releases contained herein, Bio Essence shall issue to Yan 5,000,000 shares of common stock in the Company (the "***Issuance***").

2. Yan's Release of Rights. In exchange for the Issuance, the Debt shall be deemed satisfied in full, and Bio Essence shall have no other obligations associated therewith, and Yan, along with her agents, assigns, attorneys, legal representatives, successors, heirs, and other similarly-related individuals, releases, acquits, and forever discharges Bio Essence, its agents, attorneys, legal representatives, successors, heirs, and assigns of and from any and all actual or potential claims, demands, damages, losses, costs, expenses, fees, obligations, and liabilities, whether known or unknown, related to the Loans or Debt.

3. Default. Any breach of this Agreement shall be considered a Default. In the event of a Default by any of the Parties, a Notice of Default shall be issued by the non-defaulting Party to the Party or Parties in Default. The defaulting Parties shall cure the Default within seven (7) days of the issuance of the Notice of Default. If the defaulting Party or Parties fail to cure the Default, the non-defaulting Party may initiate litigation to recover any and all expenses, including reasonable attorney fees, associated with the defaulting Party's breach.

4. Exceptions. Yan's release of claims as identified herein does not include any potential future violation or breach of this Agreement or any claims unrelated to the Property or the Transaction that may arise after the date of this Agreement.

5. Counterparts. The Parties acknowledge and agree that this Agreement may be executed in counterparts each of which, when so executed, shall be deemed to be an original and such counterparts together shall constitute one and the same instrument. A faxed signature, a photocopy of a signature or a copy of a signature transmitted electronically shall be deemed an original signature.

6. Authority of Parties. The individuals signing below represent and warrant that they possess full authority to execute this Agreement and to bind the Party, and that the Party has carefully read this Agreement, consulted with the Party's attorney, understands the contents of this Agreement, and executes this Agreement as a free and voluntary act. *Provided however, this Agreement shall not be deemed enforceable until a Consent of the Board of Directors is executed authorizing the execution of this Agreement (this Agreement is Exhibit A to the Proposed Consent of the Board of Directors).*

7. Applicable Law. This Agreement shall be interpreted, construed, and applied in accordance with the laws of the State of California and any action to enforce this Agreement shall be brought in Orange County, California, and the Parties hereby exclusively consent to the jurisdiction of such court for purposes of any action to enforce this Agreement.

8. Complete Agreement. This Agreement contains all agreements, covenants, representations and warranties, express or implied, oral or written, of the Parties hereto concerning the subject matter hereof. No other agreements, covenants, representations or warranties, express or implied, oral or written, have been made by any Party hereto to any other Party concerning the subject matter hereof. All prior and contemporaneous conversations, negotiations, possible and alleged agreements, representations, covenants and warranties concerning the subject matter hereof are merged herein. This is a fully integrated Agreement under California law. This Agreement may not be modified, amended, or terminated except by an instrument in writing, signed by each of the Parties affected thereby.

[Continued on Following Page]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement which is effective as of the date first written above.

YAN

____
YIN YAN, in her individual capacity

Dated: 5/31/2023

BIO ESSENCE

Bio Essence Corp., a California corporation,

____
By: Yin Yan
Its: Chief Executive Officer

Effective Date: 5/31/2023